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EXHIBIT 10.3









                              ASSIGNMENT AGREEMENT




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EXHIBIT 10.3



                              ASSIGNMENT AGREEMENT


THIS ASSIGNMENT AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF THE 4TH DAY OF MAY, 2001 (the "Effective Date").

BETWEEN:

               TALAL YASSIN., an individual who resides at 1325 Cammeray Road, West Vancouver, B.C., Canada V7S 2N2;

               (the "Assignor")

AND:

               GEOCOM RESOURCES INC. a company incorporated under the laws of Nevada having its business address at Suite 1208, 1030 W. Georgia Street, Vancouver, B.C., Canada V6E 2Y3

               (the "Assignee")


WHEREAS:

A. The Assignor wishes to assign all of its right, title and interest, legal and beneficial, in an option agreement (the "Option Agreement") between the Assignor and Brothers Oil & Gas Inc., attached hereto as Schedule "A" to this Assignment Agreement, in exchange for consideration in the amount of US$22,500, or a promissory note in that amount, and the Assignee wishes to take an assignment of such right, title and interest in the Option Agreement from the Assignor; and

B. The parties have entered into this Assignment Agreement to provide for the foregoing.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Assignment Agreement") each with the other as follows:

1. Each party represents and warrants to the others that it has good and sufficient right and authority to enter into this Assignment Agreement and carry out its obligations under this Assignment Agreement on the terms and conditions set forth herein, and this Assignment Agreement is a binding agreement upon it, enforceable against it, in accordance with its terms and conditions.

2. The Assignor hereby assigns, transfers and sets over (the "Assignment") all of its rights, title and interest now and forever in the Option Agreement and the Assignee hereby accepts the Assignment of such rights, title and interest in the Option Agreement, and agrees to assume any such obligations attached to the Assignment Agreement. In consideration of the Assignment, Assignee has agreed to pay the Assignor US$22,500, or provide the Assignor with a demand promissory note for the amount owed.

3. Time shall be of the essence in this Assignment Agreement.

4. This Assignment Agreement is subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

5. All references to funds in this Assignment Agreement are in US funds.




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6. This Assignment Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

7. The parties hereto agree to execute and deliver all such further documents and other writings of any kind whatsoever and all such further acts and things as are reasonably required to carry out the full intent and meaning of this Assignment Agreement.

8. Whenever the singular or masculine is used in this Assignment Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

9. This Assignment Agreement constitutes the entire agreement between the parties and there are no representations, warranties, covenants or agreements collateral hereto other than as contained herein.

10. This Assignment Agreement may be signed in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this written Assignment Agreement effective as of the Effective Date.


SIGNED, SEALED & DELIVERED                       )
by TALAL YASSIN on the 4th day of May, 2001,     )
in the presence of:                              )
                                                 )
/s/ Yasser Yassin                                )  /s/ Talal Yassin
---------------------------------------------    )  ----------------------------
Signature of Witness                             )  TALAL YASSIN
                                                 )
Name:  Yasser Yassin                             )
       --------------------------------------    )
Address:  1325 Cammeray Road                     )
          -----------------------------------    )
                West Vancouver, BC               )
---------------------------------------------    )
Occupation:  Student                             )
             --------------------------------    )
                                                 )
                                                 )
                                                 )
                                                 )
SIGNED, SEALED AND DELIVERED BY                  )
GEOCOM RESOURCES INC.. per:                      )
                                                 )
/S/ Andrew B. Stewart                            )          c/s
---------------------------------------------    )
Authorized Signatory                             )
                                                 )
Name of Signatory: Andrew B. Stewart             )
                   -----------------             )
                                                 )
Title of Signatory:  Secretary and Director      )
                    -----------------------      )
                                                 )




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